UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

PERIMETER SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41027	33-2098357
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8000 Maryland Avenue, Suite 350
Clayton, Missouri 63105
(Address of principal executive offices, including zip code)
(314) 396-7343
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On May 28, 2026, Perimeter Solutions, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live audio webcast. At the Annual Meeting, the stockholders voted on (i) the election of eight director nominees for a one-year term (Proposal 1), (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 2), and (iii) the ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026 (Proposal 3).
Proposal 1
The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the 2027 Annual Meeting of Stockholders or, in each case, until his or her successor is duly elected and qualified.

	For	Against	Abstain	Broker Non-Vote
W. Nicholas Howley	121,989,074	15,152,296	4,446	11,322,610
William N. Thorndike, Jr.	123,973,756	12,576,047	596,013	11,322,610
Haitham Khouri	136,227,039	898,148	20,629	11,322,610
Tracy Britt Cool	81,334,482	55,806,283	5,052	11,322,610
Sean Hennessy	121,153,508	15,971,780	20,529	11,322,610
Robert S. Henderson	116,878,371	20,247,350	20,096	11,322,610
Bernt Iversen II	106,853,150	30,271,634	21,033	11,322,610
Jorge L. Valladares III	135,313,069	1,798,521	34,226	11,322,610
Proposal 2
The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Vote
135,811,367	1,314,007	20,442	11,322,610
Proposal 3
The stockholders ratified the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026.

For	Against	Abstain	Broker Non-Vote
148,255,291	12,597	200,538	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perimeter Solutions, Inc.

Date: May 28, 2026	By:	/s/ Kyle Sable
Kyle Sable
Chief Financial Officer